UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

Eton Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38738 (Commission File Number)	37-1858472 (IRS Employer Identification No.)

21925 W. Field Parkway, Suite 235 Deer Park, Illinois (Address of Principal Executive Offices)	60010 (Zip Code)

Registrant’s telephone number, including area code: (847) 787-7361

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws

On November 15, 2018, Eton Pharmaceuticals, Inc. (the “Company”) filed an Amended and Restated Certificate of Incorporation (the “Amended Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of common stock (the “IPO”). The Company’s board of directors (the “Board”) and stockholders previously approved the Amended Certificate to be filed in connection with, and to be effective upon, the closing of the IPO, and the form of the Amended Certificate was filed as an exhibit to the Company’s Registration Statement on Form S-1 (the “Registration Statement”) filed in connection with the IPO. On November 15, 2018, the Company’s Amended and Restated Bylaws (the “Amended Bylaws”) became effective in connection with the closing of the IPO. The Board and stockholders previously approved the Amended Bylaws to become effective upon the closing of the IPO, and the form of the Amended Bylaws was filed as an exhibit to the Registration Statement.

The Amended Certificate amends and restates, in its entirety, the Company’s Certificate of Incorporation and the Amended Bylaws amend and restate, in their entirety, the Company’s Bylaws. Collectively, the Amended Certificate and the Amended Bylaws, among other things: (i) authorize 50,000,000 shares of common stock; (ii) eliminate all references to the previously existing series of preferred stock; (iii) authorize 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Board in one or more series; (iv) provide that the Board be divided into three classes with staggered three-year terms, with one class of directors to be elected at each annual meeting of the Company’s stockholders; (v) provide that directors may only be removed with cause and only upon the affirmative vote of holders of at least two-thirds of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors; (vi) provide that, subject to limited exceptions, vacancies on the Board shall only be filled by the remaining members of the Board; (vii) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting; and (viii) provide that only the Board, the chairman of the Board, the chief executive officer or the holders of at least 40% of the voting power of all of the then-outstanding shares of capital stock of the Company may call a special meeting of stockholders.

The foregoing description of the Amended Certificate and the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Certificate, which is attached hereto as Exhibit 3.1 and incorporated by reference herein, and the Amended Bylaws, which is attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Eton Pharmaceuticals, Inc.

3.2	Amended and Restated Bylaws of Eton Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eton Pharmaceuticals, Inc.

Date: November 20, 2018	/s/ W. Wilson Troutman
W. Wilson Troutman Chief Financial Officer and Secretary